Exhibit 99.2

First Midwest Bancorp, Inc.

STANDARD BANCSHARES, INC.

Strengthening Metro Chicago's Leading Bank for Business

Compelling Strategic Rationale

Key Strategic Elements	• Strengthens First Midwest's position as the premier bank for business in our markets, adding leadership and depth to our commercial banking team and providing significant opportunities to grow through broader product and service offerings • Greatly enhances metro Chicago banking platform, leverages our leading south metro market position and furthers expansion into northwest Indiana • Maximizes our superior consumer experience, providing broader and more efficient distribution while building on our nationally recognized service delivery • Strengthens an exceptional core deposit franchise (91% core deposits) • Creates significant and achievable operating efficiencies through our combined scale
Financially Attractive	• Full year EPS accretion estimated at $0.18 or 12.6% in 2018, based on conservative assumptions • Tangible book value per share dilution of $0.57 or 5.1% with 3.75 year earn back based on "crossover" method and 3.5 year earn back based on "simple" method[1] • IRR in excess of 15%
Lower-Risk Opportunity	• Well established in-market franchise with nearly 70-year history • Complementary customer mix and relationship-based focus on clients and communities • CEO and certain key executives retain market leadership positions beyond closing • Successful, experienced acquiror with infrastructure and capacity to grow, facilitated by proximity of operational platforms

1 Calculations include all transaction expenses

Key Transaction Terms

Purchase Price	• 0.4350 shares of FMBI common stock (fixed exchange) for each share of Standard Bancshares common stock • $365 million implied aggregate consideration[1] • 100% stock consideration, other than for options and stock settled rights
Valuation Multiples[1,2]	• 1.35x tangible book value per share • 18.4x LTM earnings • 9.7x LTM earnings including fully phased-in after-tax cost savings
Primary Transaction Assumptions	• 40% reduction in Standard's total non-interest expense base (75% in 2017 and 100% in 2018) • Loan credit mark of 2.75%, conservatively exceeding reserve levels of 0.90%, as of May 31, 2016 • $(18.6) million interest rate mark, accreted over 3 years • Core deposit intangible of 1.50% amortized straight line over 10 years • Transaction costs estimated to be $34.5 million, pre-tax
Capital	• Expected capital levels will exceed "Well Capitalized" regulatory guidelines
Closing	• Targeting late 2016 or early 2017 close and systems conversion • Subject to regulatory approvals, shareholder approvals and other closing conditions • Standard's principal shareholders and all of its directors have entered into agreements to vote in favor of and to support the transaction

1 Based on First Midwest's June 28, 2016 closing stock price of $16.11
2 Transaction multiples as of or for the 12 months ended March 31, 2016

Overview of Standard Bank and Trust

Long Tenured, Banking Franchise

- Founded in 1947
  - Strong south metro deposit share in Grundy - #1, Lake (IN) - #9, Will - #10 and South Cook[1] - #12 counties
  - Established commercial banking operations, supported by strong deposit share, 35 locations
- Financial snapshot:
  - $2.5 billion in total assets
  - $2.2 billion in deposits (91% core[2])
  - $1.8 billion in loans

Earnings Momentum



Dollars in millions
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
3.25-Year CAGR: 31%
($30.8)
$8.2
$14.3
$20.5
$19.7
2012
2013
2014
2015
Q1'16
Annualized

Sizeable, Diverse Portfolio



Deposits
Trans, 12%
MMDA & Sav., 36%
DDA, 32%
Retail, 11%
Jumbo, 9%

Cost of Deposits: 0.30%



Loans
Multi, 3%
Cons. & Other, 3%
1-4 RRE, 12%
Own. Occ. CRE, 31%
C&I, 25%
Non Own. CRE, 17%
Ag, 2%
C&D, 7%

Yield on Loans: 4.44%

Improved Credit Quality, Lower NPA's[3]



3.50%
3.00%
2.50%
2.00%
1.50%
46% Reduction Since 2012
3.15%
2.74%
2.52%
1.97%
1.69%
2012
2013
2014
2015
Q1'16

Note: Financial data as of March 31, 2016. Source: SNL Financial

1 South Cook County represents those cities located within the market place as identified by Chicago Tribune

2 Core deposits defined as all deposits less jumbo time deposits

3 NPAs exclude TDRs

First Midwest Bancorp, Inc.

Strengthening Premier Deposit Franchise

Combined Branch Network



First Midwest
Standard Bancshares
Waukegan
North Chicago
Belvidere
Crystal Lake
Lake in the Hills
Elgin
Sycamore
Chicago
Aurora
Cicero
Gary
Portage
Shorewood
Ottawa
Braidwood
Manteno
Kankakee
Streator

Pro Forma Deposit Share

- $10.4 billion pro forma Chicago MSA deposit base
  - Up 26%
  - #12 in Chicago MSA
- Leading pro forma deposit share in targeted segments:
  - #1 in Grundy County
  - #2 in South Cook County[1]
  - #2 in Will County
  - #3 in Lake (IN) County

South Cook County - Top 10[1]

Rank	Company	Branches	Dep.	Mkt. Sh.
1	Bank of America	13	$2,550	14.1 %
2	Pro Forma Company	28	2,510	13.9
2	First Midwest Bancorp	21	2,005	11.1
3	JPMorgan Chase	27	1,896	10.5
4	Fifth Third Bancorp	11	1,250	6.9
5	U.S. Bancorp	26	1,133	6.3
6	Bank of Montreal	17	1,122	6.2
7	MB Financial	18	1,038	5.7
8	Marquette National	12	812	4.5
9	PrivateBancorp	6	736	4.1
10	TCF Financial	20	692	3.8
12	Standard Bancshares	7	505	2.8

- Concentration of branch network provides significant opportunity for enhanced service delivery and efficiency
  - 12 branches within 2.0 miles
  - 21 branches within 3.0 miles

1 South Cook County represents those cities located within the market place as identified by Chicago Tribune
Source: SNL Financial. Deposit market share data as of June 30, 2015; $ deposits in millions

Compatible, Diverse Portfolio

Loan

First Midwest



Multi, 7%
Own. Occ. CRE, 14%
1-4 RRE, 17%
Non Own. CRE, 18%
Cons. & Other, 7%
C&I, 28%
C&D, 3%
Ag, 6%

Yield on Loans: 4.34%
Total: $7.8 billion

Standard



Multi, 3%
Cons. & Other, 3%
1-4 RRE, 12%
Own. Occ. CRE, 31%
C&I, 25%
Non Own CRE, 17%
C&D, 7%
Ag, 2%

Yield on Loans: 4.44%
Total: $1.8 billion

Pro Forma



Cons. & Other, 6%
Multi, 7%
Own. Occ. CRE, 17%
1-4 RRE, 16%
Non Own. CRE, 18%
C&I, 27%
C&D, 4%
Ag, 5%

Total: $9.6 billion

Deposit

First Midwest



Trans., 4%
DDA, 30%
MMDA & Sav., 52%
Jumbo, 5%
Retail, 9%

Cost of Deposits: 0.12%
Total: $8.8 billion

Standard



Trans, 12%
MMDA & Sav., 36%
DDA, 32%
Jumbo, 9%
Retail, 11%

Cost of Deposits: 0.30%
Total: $2.2 billion

Pro Forma



Trans., 6%
DDA, 30%
MMDA & Sav., 48%
Jumbo, 6%
Retail, 10%

Total: $10.9 billion

Note: Regulatory data as of March 31, 2016
Source: SNL Financial

Experienced Successful Acquiror

2006	2009	2010	2011	2012	2014	2015	Early 2016	Late 2016/ Early 2017
March 2006 Bank Calumet, Inc. • $1.1bn assets • $938mm deposits • 31 branches	October 2009 First DuPage Bank • $260mm assets • $232mm deposits • 1 branch	April 2010 Peotone Bank & Trust Company • $91mm assets • $84mm deposits • 2 Branches August 2010 Palos Bank and Trust Company • $460mm assets and deposits • 5 branches	December 2011 Chicago-area branches of Old National Bancorp • $106mm Assets and deposits • 4 branches	August 2012 Waukegan Savings Bank • $63mm assets • $72mm deposits • 2 branches	August 2014 Chicago-area branches and operations of Popular Inc. • $750mm Assets and deposits • 12 branches December 2014 Great Lakes Financial • $582mm assets • $490mm deposits • 8 branches	December 2015 Peoples Bancorp • $107mm assets • $93mm deposits • 2 branches	March 2016 NI Bancshares • $640mm assets • $567mm deposits • 10 branches	(Pending) Standard Bancshares • $2.5bn assets • $2.2bn deposits • 35 branches

Management and integration teams in place to facilitate a smooth transition; retention of key personnel further mitigates risk

Other Considerations

- **Negating the impact of First Midwest crossing $10bn in total assets:**
  - Preparations well underway for additional regulatory requirements
  - Durbin impact reduces annual net income by $0.05-$0.07 per share in 2018 and beyond; 50% realized in 2H 2017
  - Recent transactions help defray impact of Durbin
    - 2015 acquisitions (Peoples and NI Bancshares) add ~$0.04/share in run-rate EPS
    - Standard Bancshares adds $0.18/share EPS in 2018

- **Positioning First Midwest to better navigate evolving economic outlook**
  - Financially attractive, largely common equity and fixed pricing with conservative pro forma assumptions
  - Enhances operating leverage, significantly improves efficiency

- **Maintaining focus on strategic priorities, well-positioned for continued growth**
  - Building talent, growing and diversifying revenues, enhancing efficiency
  - Capital and infrastructure provide flexibility
  - Continue to remain disciplined with immediate attention centered on integration/execution

Forward Looking Statements

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "predict," "probable," "potential," "possible," "target," "continue," "look forward," or "assume" and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance or outcomes, but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. We caution you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements to reflect new information or events or conditions after the date hereof.

Forward-looking statements are subject to certain risks, uncertainties and assumptions, including, but not limited to: expected synergies, cost savings and other financial or other benefits of the proposed transaction between First Midwest and Standard might not be realized within the expected timeframes or might be less than projected, the requisite shareholder and regulatory approvals for the proposed transaction between First Midwest and Standard might not be obtained or might not be obtained in a timely manner, credit and interest rate risks associated with First Midwest's and Standard's respective businesses, customer borrowing, repayment, investment and deposit practices, and general economic conditions, either nationally or in the market areas in which First Midwest and Standard operate or anticipate doing business, may be less favorable than expected, new regulatory or legal requirements or obligations, and other risks, uncertainties and assumptions identified under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2015, as well as First Midwest's subsequent filings made with the Securities and Exchange Commission (SEC). However, these risks and uncertainties are not exhaustive. Other sections of such filings describe additional factors that could impact First Midwest's business, financial performance and pending or consummated acquisition transactions, including the proposed acquisition of Standard.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Additional Information

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of First Midwest and Standard, First Midwest will file a registration statement on Form S-4 with the SEC. The registration statement will include a joint proxy statement of First Midwest and Standard, which also will constitute a prospectus of First Midwest, that First Midwest and Standard will send to their respective shareholders. Investors and shareholders are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about First Midwest, Standard and the proposed transaction. When filed, this document and other documents relating to the merger filed by First Midwest can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing First Midwest's website at www.firstmidwest.com under the tab "Investor Relations" and then under "SEC Filings." Alternatively, these documents, when available, can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, One Pierce Place, Suite 1500, Itasca, Illinois 60143 or by calling (630) 875-7463, or from Standard Bancshares, Inc. upon written request to Standard Bancshares, Inc., Attn: Lawrence P. Kelley, President and Chief Executive Officer, 7800 West 95th Street, Hickory Hills, Illinois 60457 or by calling (708) 499-2000.

Participants in this Transaction

First Midwest, Standard and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the respective shareholders of First Midwest and Standard in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about First Midwest and its directors and officers may be found in the definitive proxy statement of First Midwest relating to its 2016 Annual Meeting of Stockholders filed with the SEC on April 14, 2016 and First Midwest's annual report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 23, 2016. The definitive proxy statement and annual report can be obtained free of charge from the SEC's website at www.sec.gov.